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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                             FORM 8-K

                          CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) December 23, 1996.


                     HEALTH MANAGEMENT, INC.
       (Exact Name of Registrant as Specified in Charter)


     Delaware             0-18472              75-2096632
(State or other          (Commission File     (I.R.S. Employer
jurisdiction of               Number)         Identification No.)
incorporation or
organization)


1371-A Abbott Court, Buffalo Grove, Illinois           60089
(Address of principal executive offices)            (Zip Code)


                        (847) 913-2700
        (Registrant's telephone number, including area code)


                         Not Applicable
     (Former name, former address and former fiscal year, if changed since last report.)

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Item 5.  Other Events.

     On December 23, 1996, Transworld Home HealthCare, Inc., a New York corporation ("Transworld"), the holder of Registrant's senior debt, extended to January 10, 1997 the forbearance agreement relating to the Registrant's Credit Agreement. The extension of the forbearance agreement was granted in connection with the extension to January 10, 1997 of the anticipated closing date of the transactions contemplated by the Stock Purchase Agreement, dated November 13, 1996, as amended, between Transworld and the Company.

     On December 24, 1996 the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number                Description
--------------                -----------
     99.1 Press release dated December 24, 1996 issued by the Registrant.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       HEALTH MANAGEMENT, INC.
                                       (Registrant)


Date:  December 27, 1996

                                       /s/ Paul S. Jurewicz
                                       --------------------------
                                       Name: Paul S. Jurewicz
                                       Its:  Chief Financial Officer

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